UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): August 10, 2010

CREE, INC.
(Exact name of registrant as specified in its charter)

North Carolina	0-21154	56-1572719
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

4600 Silicon Drive
Durham, North Carolina	27703
(Address of principal executive offices)	(Zip Code)

(919) 313-5300

Registrant’s telephone number, including area code

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition

On August 10, 2010, Cree, Inc. (the “Company”) issued a press release announcing results for the fiscal quarter and year ended June 27, 2010.  The press release is attached as Exhibit 99.1 and incorporated into this report by reference.

The information in this Item 2.02, including exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section.  Furthermore, the information in this report shall not be deemed incorporated by reference into the filings of the Company under the Securities Act of 1933, as amended.

Item 8.01	Other Events

On June 17, 2010, the board of directors of Cree, Inc. (the “Company”) approved the extension of the Company’s stock repurchase program through June 26, 2011. The stock repurchase program was authorized on April 27, 2005, and as extended on June 18, 2009, the Company had been authorized to repurchase up to 5,000,000 shares of common stock. As of June 17, 2010, 4,467,313 shares remained available for purchase under the repurchase program. The Company expects to use available cash to finance purchases under the program.  The repurchase program can be implemented through open market or privately negotiated transactions at the discretion of the Company’s management. The Company will continue to determine the time and extent of any repurchases based on its evaluation of market conditions and other factors.

This Current Report on Form 8-K contains forward-looking statements involving risks and uncertainties, both known and unknown, that may cause actual results to differ materially from those indicated. Actual results may differ materially due to a number of factors, including fluctuations in the market price of the Company’s common stock and other market conditions, the difficulty of predicting the Company’s future cash needs which may turn out to be different from what the Company expects, the nature of other investment opportunities available to the Company from time to time, the Company’s cash flow from operations and other factors discussed in the Company’s filings with the Securities and Exchange Commission, including its report on Form 10-K for the year ended June 28, 2009, and subsequent filings.

Item 9.01	Financial Statements and Exhibits

(d)           Exhibits

Exhibit No.	Description of Exhibit

99.1	Press release dated August 10, 2010

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CREE, INC.

By:	/s/ John T. Kurtzweil
John T. Kurtzweil
Executive Vice President - Finance, Chief Financial Officer and Treasurer

Date:  August 10, 2010

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

99.1	Press release dated August 10, 2010